                                                                    Exhibit 10.8

                            SECOND OMNIBUS AMENDMENT

                  THIS SECOND OMNIBUS AMENDMENT (this "Amendment"), dated as of August 25, 2003, is entered into, by and among PULTE FUNDING, INC., as the borrower (the "Borrower") and as the buyer (the "Buyer"), PULTE MORTGAGE CORPORATION ("Pulte Mortgage"), as a seller (the "Seller") and the servicer (the "Servicer"), CREDIT LYONNAIS NEW YORK BRANCH ("CL New York"), as a bank, as a managing agent and as the administrative agent (the "Administrative Agent"), ATLANTIC ASSET SECURITIZATION CORP., as an issuer ("Atlantic") BANK ONE, NA (MAIN OFFICE CHICAGO), as a bank, as a seasonal bank and as a managing agent ("Bank One"), JUPITER SECURITIZATION CORPORATION, as an issuer and a seasonal issuer ("Jupiter"), LLOYDS TSB BANK PLC, as a bank and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent ("LaSalle"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

                  WHEREAS, the Borrower, Atlantic, Jupiter, the Administrative Agent, CL New York, Bank One, Lloyds, and the Servicer entered into that certain Amended and Restated Loan Agreement, dated as of August 23, 2002 (the "Loan Agreement");

                  WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Amended and Restated Collateral Agency Agreement, dated as of August 23, 2002 (the "Collateral Agency Agreement");

                  WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Collateral Agency Agreement, the Loan Agreement and the Transaction Documents, collectively the "Operative Documents");

                  WHEREAS, certain of the Operative Documents were amended by that certain Omnibus Amendment among the parties thereto dated December 31, 2002; and

                  WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.

                  NOW, THEREFORE, the parties agree as follows:

         Section 1.        Amendments to the Loan Agreement.

                  (a) The definition of Maximum Facility Amount is hereby deleted in its entirety and replaced with the following:

                  ""Maximum Facility Amount" means $450,000,000, as such amount may be reduced pursuant to Section 2.1(c) of this Restated Loan Agreement."

                  (b) Schedule I is hereby deleted in its entirety and replaced with the Schedule I attached hereto.

         Section 2. Amendment to the Collateral Agency Agreement. The definition of Maximum Facility Amount is hereby deleted in its entirety and replaced with the following:

                  ""Maximum Facility Amount" means $450,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Restated Loan Agreement."

         Section  3.       Operative Documents in Full Force and Effect as
Amended.

                  Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

         Section  4.       Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

                  (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

                  (d) This Amendment and the rights and obligations of the parties under this amendment shall be governed by and construed and interpreted in accordance with the laws of the state of New York without reference to its conflict of laws provisions.

                  IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      PULTE FUNDING, INC.,
                                      as the Borrower and the Buyer

                                      By:    /s/ David M. Bruining
                                          ------------------------
                                          Name:   David M. Bruining
                                          Title:  Senior Vice President/Chief
                                                  Financial Officer

                                      PULTE MORTGAGE CORPORATION,
                                      as the Servicer and the Seller

                                      By:    /s/ John D'Agostino
                                          ----------------------
                                          Name:   John D'Agostino
                                          Title:  Vice President

                                      CREDIT LYONNAIS NEW YORK BRANCH,
                                      as the Administrative Agent

                                      By:    /s/ Anthony Brown
                                          --------------------
                                          Name:   Anthony Brown
                                          Title:  Vice President

                                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                                      as a Bank, a Seasonal Bank and as a
                                      Managing Agent

                                      By:    /s/ Daniel J. Clarke, Jr.
                                          ----------------------------
                                          Name:   Daniel J. Clarke, Jr.
                                          Title:  Managing Director

                                      JUPITER SECURITIZATION CORPORATION,
                                      as an Issuer and as a Seasonal Issuer

                                      By:    /s/ Daniel J. Clarke, Jr.
                                          ----------------------------
                                          Name:   Daniel J. Clarke, Jr.
                                          Title:  Authorized Signer

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as the Collateral Agent

                                      By:    /s/ Harry J. Cicchetti
                                          -------------------------
                                          Name:   Harry J. Cicchetti
                                          Title:  Senior Vice President

                                      CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank and as a Managing Agent

                                      By:    /s/ Anthony Brown
                                          ---------------------
                                          Name:   Anthony Brown
                                          Title:  Vice President

                                      ATLANTIC ASSET SECURITIZATION CORP.,
                                      as an Issuer

                                      By: Credit Lyonnais New York Branch,
                                          as Attorney-in-Fact

                                      By:    /s/ Anthony Brown
                                          ---------------------
                                          Name:   Anthony Brown
                                          Title:  Vice President

                                      LLOYDS TSB BANK PLC,
                                      as a Bank

                                      By:    /s/ Michelle White
                                          ---------------------
                                          Name:   Michelle White
                                          Title:  Assistant Vice President,
                                                  Structured Finance

                                      By:    /s/ Ian Dimmock
                                          ------------------
                                          Name:   Ian Dimmock
                                          Title:  Vice President, Structured
                                                  Finance

                                   SCHEDULE I

                        BANK COMMITMENTS AND PERCENTAGES

                                                                   Bank Commitment
                  Bank                          Bank Commitment       Percentage
                  ----                          ---------------       ----------

CREDIT LYONNAIS NEW YORK BRANCH*                $125,000,000            27.78%

BANK ONE, NA (MAIN OFFICE CHICAGO)**            $250,000,000            55.56%

LLOYDS TSB BANK PLC*                            $ 75,000,000            16.66%

               SEASONAL BANK COMMITMENTS AND SEASONAL PERCENTAGES

                                                                        Seasonal Bank
                                                Seasonal Bank             Commitment
            Seasonal Bank                         Commitment              Percentage
            -------------                         ----------              ----------
BANK ONE, NA (MAIN OFFICE CHICAGO)**             $50,000,000                 100%

*  Part of the CL New York Group, related to Atlantic.

** Part of the Bank One Group, related to Jupiter.